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                         Mr. Dewey Jones
                      4815 West Russel Road
                        Las Vegas, Nevada
                             89110

May 1, 2000

Whistler Investments, Inc.
1802 N. Carson St., Suite 212
Carson City, Nevada
89701

Dear Sirs:

Re:  Office Services Agreement

This letter will confirm the agreement between Dewey Jones
("Jones") and Whistler Investments, Inc. ("Whistler") whereby
Jones will provide all rent and office services required by Whistler for a fee of $500 per month.

The term of this Agreement shall commence immediately and continue for a period of 12 months. Thereafter, this Agreement shall continue on a month-to-month basis until terminated by either party on one month's notice.

If these terms are acceptable to you, please confirm by signing in the space provided below.

Yours Truly,


/s/ DEWEY JONES
DEWEY JONES

                                 AGREED AND CONFIRMED this 1ST day

                                 of May, 2000

                                 WHISTLER INVESTMENTS, INC.

                                 PER:  /s/ STACEY FLING

                                 STACEY FLING
                                 Director